Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine NPV of Reserves (Pemex Exploration and Production) (Detail) - Exploration and Extraction	3 Months Ended	12 Months Ended
	Mar. 31, 2025 $ / bbl $ / Mcf	Dec. 31, 2024 $ / bbl $ / uSDPerBbl $ / Mcf
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price (USD per barrel)	64.36	65.73
Average gas price (USD per thousands cubic feet) | $ / Mcf	4.07	4.85
Average condensates price (USD per barrel) | $ / bbl	71.65	74.91
After-tax discount rate	9.99%	10.43%